SUBSEQUENT EVENTS	12 Months Ended
Dec. 31, 2013
SUBSEQUENT EVENTS [Abstract]
SUBSEQUENT EVENTS
NOTE 22 -        SUBSEQUENT EVENTS

a.
On March 19, 2014, subsequent to the balance sheet date, TAT's board of directors declared a cash dividend in the total amount of $2,000 (approximately NIS6.97 million), or $0.23 per share (approximately NIS0.79 per share), for all of the shareholders of TAT. The dividend will be paid to shareholders of record on April 21, 2014. TAT will pay the dividend on May 7, 2014.

b.	On March 19, 2014, pursuant to the 2012 stock option Plan, TAT's Board of Directors approved the grant of 195,000 Options, at an exercise price of $8.79 per share, to senior executives.